UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2009

RELIV’ INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (636) 537-9715

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.  Results of Operations and Financial Condition

On July 30, 2009, Relìv International, Inc. issued a press release reporting earnings and other financial results for its three- and six-month periods ended June 30, 2009.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Relìv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on July 30, 2009.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 30, 2009 captioned: “Relìv International Reports Second-Quarter Results.”